Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2103%



        Excess Protection Level
          3 Month Average   5.37%
            October, 1996   5.19%
            September, 1996   5.28%
            August, 1996   5.65%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.82%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,967,710,449.84